SUPPLEMENT DATED NOVEMBER 14, 2011 TO
                     THE PROSPECTUS DATED OCTOBER 20, 2011

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 830

              RENEWABLE & ALTERNATIVE ENERGY PORTFOLIO, SERIES 14
                              FILE NO. 333-176473

     Notwithstanding anything to the contrary in the Prospectus, shares of Repower Systems SE (ticker: RPW GR) have been removed from the Trust's portfolio for certain reasons set forth under "Changing Your Portfolio" in the Prospectus.

     The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.


                       Please keep for future reference.